UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant     ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENSERVCO CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENSERVCO CORPORATION

14133 County Road 9 ½

Longmont, CO 80504

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING

TO BE HELD ON AUGUST 21, 2024

July 11, 2024

Fellow Stockholders:

Notice is given that the annual meeting of stockholders (the “Meeting”) of Enservco Corporation (“Enservco” or the “Company”) will be held August 21, 2024 at 10:00 a.m. Mountain Time. The Meeting will be held at 14133 County Road 9 ½, Longmont, CO 80504, on the same date and time listed above.

At the Meeting, the Company’s stockholders will be asked:

(1)	To elect five directors for the ensuing year;
(2)	To approve an amendment to the 2016 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance by 3,466,666 shares;
(3)	To ratify and approve the appointment of Pannell Kerr Forster of Texas, P.C. as Enservco’s independent registered accounting firm for the fiscal year ended December 31, 2024;
(4)	To approve, on an advisory basis, the compensation of the named executive officers; and
(5)	To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

The foregoing items of business are described more fully in the accompanying Proxy Statement. Any other business that may properly come before the Meeting will also be conducted. The Board of Directors is not aware of any other business to come before the Meeting.

The Board of Directors set June 28, 2024 as the record date for the Meeting. Only holders of record of our Common Stock as of close of business on June 28, 2024 will be entitled to notice of and to vote at the Meeting, and any postponements or adjournments thereof.

The Company recommends the approval of all the above-listed proposals. Please vote promptly by signing, dating and returning the enclosed proxy card, voting by telephone, or voting on the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials. In the event that a stockholder decides to attend the Meeting, it, he, or she may, if so desired, revoke the proxy by voting the shares in person at the Meeting. If you plan to attend the Meeting, please ensure that you have an admission ticket or other authorization from the record holder of your shares.

EACH STOCKHOLDER, WHETHER OR NOT THE STOCKHOLDER PLANS TO ATTEND THE MEETING, IS REQUESTED TO VOTE BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR VOTING BY TELEPHONE OR INTERNET. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE THE PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

Sincerely,

By:	/s/ Richard A. Murphy
Richard A. Murphy
Executive Chair of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF ENSERVCO’S

PROXY STATEMENT

We will be using the Securities and Exchange Commission’s Notice and Access rules, which allow us to make the proxy materials available on the Internet, as the primary means of furnishing Proxy Materials to stockholders. On or about July 11, 2024, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our Proxy Materials on the Internet and voting by telephone or on the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of Proxy Materials. The Proxy Statement and Annual Report on Form 10-K as amended for the fiscal year ended December 31, 2023 are available at www.edocumentview.com/ENSV.

2024 PROXY STATEMENT

ENSERVCO CORPORATION

14133 County Road 9 ½ Longmont, CO 80504

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 21, 2024 at 10:00 a.m. Mountain Time

July 11, 2024

Fellow Stockholders:

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Enservco Corporation (“Enservco” or the “Company”) of proxies to be used at the annual meeting of the Company’s stockholders (the “Meeting”) to be held at 14133 County Road 9 ½, Longmont, CO 80504 on August 21, 2024, at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or before July 11, 2024. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2024 as amended by the Company’s 10-K/A filed with the SEC on May 23, 2024. This Proxy Statement and the Annual Report are collectively referred to herein as the “Meeting Materials.”

INFORMATION ABOUT THE MEETING AND VOTING

Notice and Access Model

We are making the Meeting Materials available to stockholders on the Internet under the SEC’s Notice and Access model. On or about July 11, 2024, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full printed set of the Meeting Materials. Accordingly, our Meeting Materials are first being made available to our stockholders on the Internet at www.edocumentview.com/ENSV, on or before July 11, 2024. The Notice includes instructions for accessing the Meeting Materials and voting by mail, telephone or on the Internet. You will also find instructions for requesting a full printed set of the Meeting Materials in the Notice.

We believe the electronic method of delivery under the Notice and Access model will decrease postage and printing expenses, expedite delivery of proxy materials to you and reduce our environmental impact. We encourage you to take advantage of the availability of the proxy materials on the Internet. If you received the Notice but would like to receive a full printed set of the proxy materials in the mail, you may follow the instructions in the Notice for requesting such materials.

Solicitation/Cost of the Meeting

The enclosed proxy is being solicited by the Company’s Board of Directors (the “Board”). The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the Company’s shares.

Proposals, Record Date, Voting Rights, and Votes Required

At the Meeting, the Company’s stockholders will be asked:

1.	To elect five directors for the ensuing year;
2.	To approve an amendment to the 2016 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance by 3,466,666 shares;
3.	To ratify and approve the appointment of Pannell Kerr Forster of Texas, P.C. as Enservco’s independent registered accounting firm for the fiscal year ended December 31, 2024;
4.	To approve, on an advisory basis, the compensation of our named executive officers; and
5.	To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Holders of shares of Enservco common stock, par value $0.005 per share (“Common Stock”) at the close of business on June 28, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.

For all Proposals, holders of Common Stock are entitled to one vote per share. Cumulative voting is not permitted in the election of directors or any of the Proposals being submitted to the stockholders at the Meeting.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. As of the Record Date, 27,636,500 shares of Common Stock were outstanding and entitled to vote (excluding any treasury shares). Thus, the holders of at least 13,818,251 shares must be deemed present in person or represented by proxy at the Meeting to have a quorum. Abstentions and broker non-votes will count towards quorum requirements. If there is no quorum, the holders of a majority of shares deemed present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposal No. 4 is considered a routine matter under the NYSE rules. All other Proposals are matters considered non-routine by the New York Stock Exchange, and therefore, there may be broker non-votes on these proposals.

As to the election of directors under Proposal No. 1, the proxy card being provided by the Board enables a stockholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. If a quorum is present, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

Approval of the amendment to the 2016 Stock Incentive Plan as set forth in Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the matter. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of Proposal No. 2.

Ratification and approval of the appointment of Pannell Kerr Forster of Texas, P.C. as Enservco’s independent registered accounting firm for the fiscal year ended December 31, 2024 as set forth in Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the matter. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 3.

As to approval of executive compensation under Proposal No. 4, the vote is advisory in nature and non-binding on the Company; however, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on executive compensation. Advisory approval of Proposal No. 4 requires the affirmative vote of the holders of a majority in voting power of the votes cast. Broker non-votes will have no effect on the outcome of Proposal No. 4.

Voting

Whether you plan to attend the Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive by the Meeting through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” the slate of directors described herein and “FOR” Proposal Nos. 2, 3 and 4. Voting by proxy will not affect your right to attend the Meeting. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person. If you plan to attend the Meeting, please ensure that you have an admission ticket or other authorization from the record holder of your shares.

Registered Holder

If your shares are registered directly in your name through our stock transfer agent, Computershare, Inc. (“Computershare”), or you have stock certificates registered in your name, you may vote:

•

By Internet or by telephone. To vote by internet or telephone, follow the instructions included in the Notice of Internet Availability of Proxy Materials or, if you received printed materials, follow the instructions in the proxy card.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board as noted above.

•	In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close on August 21, 2024 at 12:00 a.m. Mountain Time.

Beneficial Holder

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact the broker or agent to obtain a legal proxy or broker’s proxy card and bring it with you to the Meeting in order to vote. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders and Other Matters

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Meeting. Management and the Board of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters are properly presented to the stockholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in the holder’s discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

Forward-Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies, or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends, or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks, uncertainties and other factors that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those described under the heading “Item 1A Risk Factors” in our Form 10-K for the year ended December 31, 2023 and in subsequent reports or other filings that we file with the Securities and Exchange Commission. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 28, 2024 certain information regarding beneficial ownership of the Company’s common stock by: (i) each person known to us to beneficially own more than 5% of the Company’s common stock; (ii) each of the our current named executive officers; (iii) each of our current directors and nominees for director; and (iv) all of our executive officers (as that term is defined under SEC rules) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table below has sole voting and investment power with respect to the shares of common stock set forth opposite the stockholder’s name. We have based our calculation of the percentage of beneficial ownership on [27,636,500] shares of Company’s common stock outstanding on June 28, 2024.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Common Stock
Named Executive Officers and Nominees
Richard A. Murphy	17,002,294	(3)	45.22%
Mark Patterson	470,000	(4)	1.69%
Robert S. Herlin	220,412		*
William A. Jolly	220,078		*
Kevin Chesser	271,622	(5)	*
Marc A. Kramer
All current executive officers and nominees as a group (5 persons)	18,184,406		48.08%
5% Stockholders
Ionic Ventures, LLC	2,862,314	(6)	10.36%
Corsair Capital Partners, LP	1,571,657	(7)	5.69%

*   The percentage of Common Stock beneficially owned is less than 1%.

Notes to table:

(1)	The address of the beneficial owners in each case is c/o Enservco Corporation, 14133 County Road 9 ½, Longmont, CO 80504 except as indicated below.
(2)	Calculated in accordance with Rule 13d-3 under the Exchange Act.
(3)

Consists of the following: (i) 50,383 shares of Common Stock owned directly by Mr. Murphy; (ii) warrants to acquire 3,160,805 shares of Common Stock held by Cross River Partners, L.P. (“Cross River”), (iii) 6,991,106 shares of common stock held by Cross River, (iv) 4,400,000 Common Stock shares issuable upon conversion of certain promissory notes by Cross River, and (v) 2,400,000 warrants issuable to Cross River upon conversion of certain promissory notes held by Cross River. Mr. Murphy is the managing partner of Cross River Partners, L.P. The address of Cross River Partners, L.P. is 31 Bailey Ave, Suite D, Ridgefield, CT 06877.

(4)

Consists of 345,000 shares of Common Stock owned by Mr. Patterson that are currently vested and options to acquire 125,000 shares of Common Stock that vested on January 1, 2024. Excludes 125,000 options to acquire share of Common Stock that vest on January 1, 2025.

(5)	Consists of 171,622 shares of Common Stock owned by Mr. Chesser and 100,000 Common Stock shares issuable upon conversion of certain promissory notes.
(6)

Based upon Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2024 reporting beneficial ownership of Ionic Ventures, LLC (Ionic), Ionic Management, LLC (Ionic Management) , Brendan O’Neil and Keith Coulston. Ionic holds (i) 1,090,162 shares of Common Stock and (ii) warrants exercisable for up to 4,000,000 shares of Common Stock, of which 2,227,848 shares are not deemed beneficially owned by Ionic as a result of the triggering of a 9.99% beneficial ownership blocker, which prohibits Ionic from exercising the warrants if, as a result of such exercise, the holder, together with its affiliates and any persons acting as a group together with such holder or any of such affiliates, would beneficially own more than 9.99% of the outstanding shares of Common Stock immediately after the exercise. Ionic has the power to dispose of and the power to vote the shares beneficially owned by it, which power may be exercised by its manager, Ionic Management. Each of the managers of Ionic Management, Mr. O’Neil and Mr. Coulston, has shared power to vote and/or dispose of the shares beneficially owned by Ionic and Ionic Management. Neither Mr. O’Neil nor Mr. Coulston directly owns the shares. By reason of the provisions of Rule 13d-3 of the Act, each of Mr. O’Neil and Mr. Coulston may be deemed to beneficially own the Shares which are beneficially owned by each of Ionic and Ionic Management, and Ionic Management may be deemed to beneficially own the Shares which are beneficially owned by Ionic. The principal business address of each of the reporting persons is 3053 Fillmore St., Suite 256, San Francisco, CA 94123.

(7)

Based upon Schedule 13G filed with the Securities and Exchange Commission on February 14, 2024 reporting beneficial ownership of Corsair Capital Partners, L.P. (“Corsair Capital”), Corsair Capital Partners 100, L.P. (“Corsair 100”), Corsair Capital Investors, Ltd (“Corsair Investors”), Corsair Capital Management, L.P. (“Corsair Management”), Jay R. Petschek (“Mr. Petschek”) and Steven Major (“Mr. Major”). Corsair Capital individually owns 1,571,657 shares of Common Stock, including 1,160,000 shares of Common Stock underlying currently exercisable warrants. Corsair 100 individually owns 228,974 shares of Common Stock, including 169,000 shares of Common Stock underlying currently exercisable warrants. Corsair Investors individually owns 95,233 shares of Common Stock, including 71,000 shares of Common Stock underlying currently exercisable warrants. Corsair Management, as the investment manager of each of Corsair Capital, Corsair 100 and Corsair Investors is deemed to beneficially own 1,895,864 shares of Common Stock. Mr. Petschek, as a controlling person of Corsair Management, is deemed to individually beneficially own 1,895,864 shares of Common Stock. Mr. Major, as a controlling person of Corsair Management, is deemed to individually beneficially own 1,895,864 shares of Common Stock. Corsair Capital, Corsair Management, Mr. Petschek and Mr. Major have shared voting and investment power over the 1,571,657 shares owned by Corsair Capital. Corsair 100, Corsair Management, Mr. Petschek and Mr. Major have shared voting and investment power over the 228,974 shares owned by Corsair 100. Capital Investors, Corsair Management, Mr. Petschek and Mr. Major have shared voting and investment power over the 95,233 shares owned by Corsair Investors. The principal business address for each of Corsair Capital, Corsair 100, Corsair Management, Mr. Petschek and Mr. Major is 366 Madison Ave, 12th floor, New York, NY 10017. The principal business address for Corsair Investors is M&C Corporate Services Ltd, Box 309, George Town, Cayman Islands KY1-1104.

Changes in Control

There are no arrangements known to the Company which may result in a change in control of the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The following persons, all whom are currently members of the Board, have been nominated by the Board for election to the Company’s Board:

Robert S. Herlin, Age 68 Mr. Herlin has served as a director for the Company since 2015. Mr. Herlin is also Chairman of Evolution Petroleum Corporation, Houston, Texas, a company with a class of securities registered pursuant to Section 12 of the Exchange Act. He has served as a director of Evolution Petroleum since its inception in 2003, was elected Chairman of its Board of Directors in 2009 and served as Chief Executive Officer from inception through 2015. Mr. Herlin also serves on the Board of Directors of Well Lift Inc., a private company that was spun off from Evolution Petroleum and is the owner and marketer of the GARP artificial lift technology. Mr. Herlin is also President of AVL Resources, LLC, a private energy company, and is actively engaged in new venture funding and advising. Mr. Herlin has 30 years of experience in engineering, energy transactions, operations and finance with small independents, larger independents and major integrated oil companies. Since 2003 until early 2010, Mr. Herlin also served as a non-active Partner with Tatum CFO, a financial advisory firm that provides executive officers on a part-time or full-time basis to clients. From 2001 to 2003, Mr. Herlin served as Senior Vice President and Chief Financial Officer of Intercontinental Towers Corporation, an international wireless infrastructure venture. Mr. Herlin also served on the Board of Directors of Boots and Coots, Inc., an oil field services company, from 2003 until its sale to Halliburton Company in September 2010. Prior to 2001, Mr. Herlin served in various officer capacities for upstream and downstream oil and gas companies, both private and public. Mr. Herlin served on the Engineering Advisory Board for the Brown School of Engineering at Rice University from 2013 to 2016 and currently serves on the Board of the Western North Carolina Pilots Association Foundation. . Mr. Herlin graduated with honors from Rice University with B.S. and M.E. degrees in chemical engineering and earned an MBA from Harvard University.

William A. Jolly, Age 69. Mr. Jolly has served as a director for the Company since 2015. Mr. Jolly serves as an area chairman for the C12 group, which provides peer advisory services for middle market companies. Mr. Jolly served as a principal with Scarsdale Equities, a FINRA member broker/dealer in New York City where he focused on providing innovative banking solutions for small cap companies for 10 years. Mr. Jolly spent over 15 years with Procter & Gamble managing brands and subsidiaries in the U.S. and throughout Asia. Mr. Jolly then became Vice President for the Consumer Division of Scott Paper in Asia Pacific until it was acquired by Kimberly Clark. Mr. Jolly serves on the advisory board of ZetrOZ Systems, which develops non-invasive medical devices to accelerate tissue healing and relieve pain. Mr. Jolly received his undergraduate degree from Duke University and his M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Kevin Chesser, Age 57. Mr. Chesser was appointed as a director on April 6, 2023. Mr. Chesser is a Certified Public Accountant with over 34 years of experience as a senior finance executive for public and private companies. For the past five years, he has provided CFO-level business consulting services focused on go-public transactions, financings, M&A and board advisory services within his own consulting firm. His prior experience includes 23 years of public accounting service with Deloitte LLP and Briggs & Veselka (now Crowe LLP), where he served as an audit partner and SEC practice leader. He holds a bachelor’s degree in accounting from Lamar University in Beaumont, Texas.

Richard A. Murphy, Age 54. Mr. Murphy became our Executive Chair and Chief Executive Officer on May 29, 2020 and has served as a director for the Company since 2016. Mr. Murphy currently serves as the managing member of Cross River Capital Management, LLC the general partner of Cross River Partners, L.P., currently the largest stockholder of the Company. Mr. Murphy founded Cross River Partners, L.P. in April of 2002. Cross River Partners, L.P. invests in micro-cap and small-cap companies with market capitalizations up to $1.5 billion at the time of initial investment. Mr. Murphy’s primary responsibility as managing member is investment research, analysis of investment opportunities, and coordinating final investment decisions for Cross River Partners, L.P. Prior to founding Cross River Partners, L.P., Mr. Murphy was an analyst and asset portfolio manager with SunAmerica Asset Management, LLC from 1998 to 2002. Mr. Murphy also worked as an associate investment banker at ING Barings in its food and agricultural division in 1998 and he worked at Chase Manhattan Bank from 1992 to 1996. He also sat on the Advisory Board of CMS Bankcorp, Inc. and currently sits on the Applied Investment Management Board for the University of Notre Dame. Mr. Murphy serves on the Board of Directors for MRI Holding Company, Inc., a restaurant company. Mr. Murphy received his MBA from the University of Notre Dame-Mendoza College of Business in 1998 and his bachelor’s degree in political science from Gettysburg College in 1992.

Marc A. Kramer, Age 56. Mr. Kramer is a transportation industry investor and operator with over 30 years of investment experience. For the past seven years, he has served as executive chairman of SOAR Transportation Group, of which he is a majority owner, a provider of asset based and non-asset transportation and logistics services serving shippers throughout the United States. Mr. Kramer’s previous experience includes founding AVC Partners, which focused on investing and growing businesses in the transportation and logistics industry, and serving as managing director for both H.I.G. Capital and Fenway Partners LLC. Mr. Kramer sits on private boards which focus on logistics and investment sectors of the transportation industry. He holds a bachelor’s degree in government and economics from Dartmouth College and a master’s of business administration from Harvard University.

Steven Weyel was a director of the Company from September 11, 2023 until his resignation on April 29, 2024 because of various time commitments and other business opportunities.

If elected, each director will serve for a one-year term and until his successor is elected and qualified.

Board Member Nominee Selection Criteria

The Company believes that each of the persons nominated for reelection to the Board have the requisite experience, qualifications, attributes and skills to enable the Board of Directors to effectively satisfy its oversight responsibilities. With regard to the nominees (each of whom is currently a member of our Board) the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

●

Robert S. Herlin: Mr. Herlin was appointed to the Company’s Board of Directors on January 15, 2015. Mr. Herlin was appointed at the same time to the Audit Committee and Compensation Committee of the Company’s Board of Directors. Mr. Herlin has 30 years of experience in engineering, energy transactions, and operations and finance of companies in the oil and gas sector. The Board believes Mr. Herlin’s experience and knowledge in the oil and gas sector are valuable to the Board of Directors as a whole.

●

William A. Jolly: Mr. Jolly was appointed to the Company’s Board of Directors and the Audit Committee and Compensation Committee on January 15, 2015. Mr. Jolly has previously served as a board member/advisor for several public companies. Mr. Jolly serves as an area chairman for the C12 group, which provides peer advisory services for middle market companies. In addition, Mr. Jolly served as a principal with Scarsdale Equities, a FINRA member broker/dealer in New York City where he focused on providing innovative banking solutions for small cap companies for over 10 years. The Board believes Mr. Jolly’s experience and knowledge advising public companies and experience in banking solutions for small cap companies are valuable to the Board of Directors as a whole.

●

Richard A. Murphy: Mr. Murphy became our Executive Chair and Chief Executive Officer on May 29, 2020 and was appointed to the company’s Board of Directors on January 19, 2016. He is the managing member of the general partner of the Company’s largest stockholder, Cross River Partners L.P. and has experience analyzing and evaluating micro-cap companies. The Board believes Mr. Murphy’s years of experience advising emerging growth companies are valuable to the Board of Directors as a whole.

●

Kevin Chesser: Mr. Chesser was appointed to the Board on April 6, 2023 and to the Audit Committee on June 13, 2023. The Board believes that Mr. Chesser’s public accounting experience in addition to his experience in the oil and gas sector is valuable to the Board of Directors as a whole.

●

Marc A. Kramer: Mr. Kramer was appointed to the Board on April 30, 2024. The Board believes that Mr. Kramer’s transportation industry and logistics services experience is valuable as the Company transitions its business to logistics related activities.

Vote Required and Recommendation

Each share will count as one vote cast for the election of directors, and abstentions and broker non-votes will not be counted. To be elected each director must receive a plurality of the votes cast at the Meeting—the five individuals with the most votes will be elected to the Board. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees. Neither Management nor the Board of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF MESSRS. HERLIN, JOLLY, MURPHY, CHESSER AND KRAMER.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE 2016 STOCK INCENTIVE PLAN

Background

On July 18, 2016, the Company’s stockholders approved the Enservco Corporation 2016 Stock Incentive Plan (the “2016 Plan”). On April 2, 2024, the Company’s Board of Directors adopted an amendment to the 2016 Plan (the “Plan Amendment”), subject to stockholder approval.

As of June 28, 2024, we had [XXXX] shares available for future awards under the 2016 Plan. We are asking our stockholders to approve the Plan Amendment to increase the number of shares of Common Stock reserved for issuance under the 2016 Plan by 3,466,666 shares (from the current total reserve of 533,334 to 4,000,000 shares) and to effect certain tax related updates as a result of the Tax Cuts and Jobs Act of 2017 (the “TCJA”). The purpose of the 2016 Plan is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants and directors of the Company.

Historically, the Company’s compensation plans were structured such that compensation would be performance-based and deductible under Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”). However, the TCJA was enacted on December 22, 2017 and eliminated the performance-based compensation exemption from the one-million dollar limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Certain compensation arrangements are grandfathered under the TCJA transition rule and exempt from the TCJA’s deduction limitation. The exemption applies to compensation arrangements that were granted pursuant to a writing binding contract on or before November 2, 2017, provided that the terms have not been materially modified (the “162(m) Exception”). The Company intends to utilize the 162(m) Exception in order to preserve potential tax deductions available to awards issued prior to November 2, 2017.

The 2016 Plan provided in Appendix A has been updated to reflect the TCJA’s removal of the ability to exclude performance-based compensation from the Section 162(m) deductibility limit and remove the Company’s ability to grant new awards exempt from the deductibility limits under Section 162(m).

Section 162(m) limits the annual tax deductibility of compensation paid by the Company to each covered executive officer to $1,000,000. Historically, there was an exception that excluded performance based compensation from the annual $1,000,000 limit, which included stock options and stock appreciation rights (“SARs”) or other performance-based awards granted pursuant to a plan approved by stockholders. Amongst other requirements, such exception required that the Company establish within its incentive plan certain limitations for grants to executives. To comply with such requirements, the Company established and its stockholders approved in the 2016 Plan the Section 162(m) Limits described below. However, as a result of the TCJA, the Section 162(m) exception for performance-based compensation is no longer applicable to future, post-TCJA effective date, awards made under the Plan, and the Plan no longer needs to contain the Section 162(m) Limits previously required to preserve the deductibility of such compensation.

For this reason, we are proposing amendments to the Plan that reflect the elimination of the applicability of Section 162(m) performance-based compensation exception including removal of the Section 162(m) Limits to awards granted after November 2, 2017. Such limits were an important provision of the Plan when compliance with Code Section 162(m) was necessary for the Company to deduct performance-based compensation to Company executives. However, Section 162(m)-related provisions are no longer applicable and the Company has determined that it is advisable to remove them from the Plan, except with respect to the awards which are grandfathered in under the Section 162(m) Exception.

If this proposal is approved by our stockholders, the Plan Amendment will be effective as of August [ ], 2024 (the “Effective Date”).

Description of the 2016 Plan

The material features of the 2016 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2016 Plan, which is appended to this proxy statement as Appendix A. Stockholders are urged to read the actual text of the 2016 Plan in its entirety.

Eligibility. Our employees, directors and consultants are eligible to participate in the 2016 Plan.

Administration. The 2016 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2016 Plan to a committee. Our Board of Directors has a Compensation Committee with authority to administer the 2016 Plan. The Board of Directors and the Compensation Committee are each considered to be a plan administrator for purposes of this proposal. The plan administrator has authority to make grants of cash and equity awards under the 2016 Plan. Subject to the terms of the 2016 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and the terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2016 Plan.

The plan administrator may also delegate to one or more of our directors or officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that the Board of Directors must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer, and such officer may not grant a stock award to himself or herself.

Shares Available for Awards. If this Amendment is approved, the aggregate number of shares of our common stock reserved for issuance under the 2016 Plan will not exceed 4,000,000 shares. Currently, 533,334 shares of Company common stock are reserved for issuance.

If a stock option or Stock Appreciation Right (SAR) granted under the 2016 Plan expires or is terminated or canceled unexercised as to any shares of common stock, such shares shall be added back to the 2016 Plan share reserve and shall be available again for issuance under the 2016 Plan. If the full number of shares subject to a performance-based stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the 2016 Plan share reserve and shall be available again for issuance under the 2016 Plan. If shares of common stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or repurchased shall be added back to the 2016 Plan share reserve and shall be available again for issuance under the 2016 Plan. Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an incentive or as consideration for the exercise or purchase price of an Incentive will not be added back to the 2016 Plan share reserve and will not again become available for issuance under the 2016 Plan.

Types of Awards. Incentives under the 2016 Plan may be granted in any one or a combination of the following forms: incentive stock options and non-statutory stock options, stock appreciation rights, or SARs; stock awards, restricted stock awards and restricted stock unit awards, performance share awards, performance cash awards, and other forms of incentives valued in whole or in part by reference to, or otherwise based on, our common stock, including the appreciation in value thereof.

Stock Options. Non-qualified and incentive stock options may be granted to eligible participants to purchase shares of common stock from the Company. The 2016 Plan confers on the Board of Directors the discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option, provided that the purchase price shall be not less than the fair market value of the common stock subject to the option on the date of grant. The fair market value may be based on the closing price of the common stock as quoted on its principal exchange or market, or on such other method of determining the fair market value of a share of Common Stock that complies with the requirements of Section 409A of the Internal Revenue Code. For future stock option grants, the Board intends to use a ten day volume weighted average price to determine the exercise price until it determines that another method better reflects fair market value.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the plan administrator at the time of grant. The Board of Directors has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of an SAR.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the Board of Directors.

Restricted Stock and Restricted Stock Units. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the participant. The price at which restricted stock will be sold will be determined by the Board of Directors, and it may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the 2016 Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to those shares. The 2016 Plan also permit grants of restricted stock units, which are units that evidence the right to receive shares of common stock at a future date, subject to restrictions that may be imposed by the Board of Directors.

Performance Awards. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors, and/or the compensation committee, as it may deem necessary or appropriate for awards that are intended to satisfy the 162(m) Exception; provided, however, that any performance period must be at least one year in length.

In the case of an award that is intended to satisfy the performance-based exception to the deductibility limitation of Section 162(m), when appropriate to preserve the 162(m) Exception, the performance goals under the 2016 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an incentive is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board of Directors. Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

In addition, in granting a performance award intended to qualify as “performance-based compensation” under Section 162(m), the Board of Directors will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m), at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Board of Directors will establish the performance goals, based upon one or more criteria, which we refer to as performance criteria, enumerated in the 2016 Plan and described below.

Section 162(m) Limits. Under the current 2016 Plan, a maximum of 1,200,000 shares of our common stock may be granted to any one participant during any one calendar year pursuant to stock options, SARs and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. In addition, the maximum amount covered by performance awards that may be granted to any one participant in any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 500,000 shares of common stock in the case of performance share awards and $500,000 in the case of performance cash awards. Such limits are designed to allow us to grant awards that are exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. If a performance share award is in the form of an option, it will count only against the performance stock award limit. If a performance share award could be paid out in cash, it will count only against the performance stock award limit. Note that the Section 162(m) Limits are not applicable to future awards or awards granted after enactment of the TCJA. The Section 162(m) Limits only apply to compensation arrangements that are grandfathered under the 162(m) Exception.

Limitation of Director Awards. Under the 2016 Plan, no director who is not also an employee of the Company or its affiliates may be granted incentives denominated in shares that exceed in the aggregate $500,000 in value in any calendar year, except to the extent that the incentive is awarded pursuant to an election by the directors to receive such incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

No Repricing of Stock Options or Cancellation and Re-Grant of Incentives. Except in connection with certain capitalization adjustments, neither the Board of Directors nor any committee will have the authority to reduce the exercise, purchase or strike price of any outstanding options or SAR under the 2016 Plan, or cancel any outstanding options or SARs that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other incentives under the 2016 Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

Changes to Capital Structure. In the event of certain capitalization adjustments, the Board of Directors will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2016 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions. In the event of a corporate transaction (as defined in the 2016 Plan and described below), the Board of Directors may have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or consummation of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:

●      arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

●        arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

●        accelerate the vesting, in whole or in part, (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;

●        arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

●       cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and

●        cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise.

The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2016 Plan, a corporate transaction will be deemed to occur in the event of the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of more than 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. In the event of a change in control (as defined in the 2016 Plan), the Board of Directors or a comparable committee of any corporation assuming the obligations of the Company under the 2016 Plan may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding stock options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to participant or they will terminate, and that all performance shares granted to participants are deemed earned at 100% of target levels and shall be paid. In connection with any such declaration by the Board or committee, the Board may, but shall not be obligated to, cause certain cash payments to be made to each Plan participant who holds a stock option or SAR.

The employment agreements of our named executive officers provide that, in the event of a change in control, among other things, all outstanding stock options that they hold shall accelerate and become exercisable.

Plan Amendments and Termination. Our Board of Directors may amend, modify, suspend, discontinue or terminate the 2016 Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to incentives granted under the 2016 Plan, (b) deletes or limits the prohibition of re-pricing incentives, or (c) requires the approval of the Company’s stockholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s stockholders. In general, however, no amendment, modification, suspension, discontinuance or termination of the 2016 Plan shall impair a participant’s rights under an outstanding incentive without his or her written consent.

Transferability of Incentives. Incentives granted under the 2016 Plan may not be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the 2016 Plan or the incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder). However, stock options may be transferred by the holder thereof to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or stockholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

Clawback Policy. Awards granted under the 2016 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, or other applicable law. In addition, the Board of Directors may impose other clawback, recovery or recoupment provisions in an award agreement as the Board of Directors determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options. The 2016 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code, or an incentive stock option. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionholder holds a share received on exercise of an incentive stock options for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an incentive stock options before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock options was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock options or the disposition of a share acquired on exercise of an incentive stock options after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. We may grant under the 2016 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2016 Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) , and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

The granting of awards under the 2016 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than the annual grant of restricted common stock to our non-employee directors (as described below under “Compensation of Directors”).

Vote Required and Recommendation of Board

The Board recommends that the stockholders approve the Plan Amendment. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required for approval of the Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2016 EQUITY STOCK INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C.

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the accounting firm of Pannell Kerr Forster of Texas, P.C. (“PKF”) to serve as our independent registered public accounting firm for the 2024 fiscal year. We are asking our stockholders to ratify the selection of PKF as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PKF to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

To the Company’s knowledge, a representative from PKF is expected to be present via video at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to questions.

Fees Billed

The following is a summary and description of fees for services provided by Plante and PKF for the years ended December 31, 2023 and 2022.

	2023	2022
	PKF	Plante(1)	PKF
Audit fees(2)	$281,000	$263,485	$133,000
Audit-related fees(3)	15,477	-	5,103
Tax fees	-	-	-
All other fees(4)	31,215	89,450	-
Total	$327,692	$352,935	$138,103

Notes to table:

(1)	On August 26, 2022, the Audit Committee of the Board of Directors of the Company dismissed Plante & Moran, PLLC (“Plante”) as the Company’s independent registered public accounting firm.
(2)

Audit fees include professional services for the audit of our annual consolidated financial statements, reviews of the consolidated financial statements included in our Form 10-Q filings, audits of company provided employee benefit plans, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(3)

Audit-related fees comprise fees for professional services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements including review of the consolidated financial statements incurred in conjunction with registration statements.

(4)	All other fees include amounts billed for consultation provided to the Company.

Pre-Approval Policies and Procedures

The Charter of our Board of Directors’ Audit Committee provides that the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent public accountants, and pre-approves all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Audit Committee may, in its discretion, delegate the authority to pre-approve all audit services and permissible non-audit services to the Chair of the Audit Committee provided the Chair reports any delegated pre-approvals to the Audit Committee at the next meeting thereof. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services.

The Audit Committee approved of Plante and PKF performing our audit and other consultation services provided for in 2022 and of PKF performing our audit and all other consultation services provided for the 2023 fiscal years as set forth in the table above.

Vote Required

Proposal No. 3 requires the affirmative vote of a majority of the votes cast at the Meeting. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. The Board considers PKF to be well-qualified to serve as the independent auditor for the Company. However, even if the selection is ratified, the Board, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Recommendation of Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ”FOR” THE RATIFICATION OF PKF AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2024 FISCAL YEAR.

PROPOSAL NO. 4

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution approving the compensation of our named executive officers (“NEOs”) as reported in this Proxy Statement.

The resolution to approve the compensation of our NEOs on an advisory basis, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our NEOs. This Say On Pay vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and our compensation philosophy, policies and practices, as disclosed under the “Executive Compensation” section of this Proxy Statement.

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by the Compensation Committee. Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value. To that end we strive to ensure that the compensation of our executives is in-line with those of similarly situated oil and gas field services companies. The Compensation Committee attempts to balance the compensation of our NEOs between near term compensation (being the payment of competitive salaries) with providing compensation intended to reward executives for the Company’s long-term success (being equity-based compensation). Moreover, the equity-based compensation element is intended to further align the longer term interests of our executive officers with that of our stockholders. To further implement our objectives in attracting and retaining qualified executive officers our NEOs are also eligible to receive an annual bonus and receive various employment benefits.

We believe our executive compensation program implements our primary objectives of attracting and retaining qualified executive level personnel, providing the executives with reasonable contractual terms that offer some level of security, and motivating executive level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our stockholders. Stockholders are encouraged to read the Executive Compensation section of this Proxy Statement for a more detailed discussion of the compensation structure and programs implemented by the Company during its 2023 fiscal year and which we expect to continue going forward.

Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Meeting:

RESOLVED, that the stockholders of Enservco approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K, including the tabular disclosure regarding such compensation, and the accompanying narrative executive compensation disclosures set forth in the Company’s 2024 Annual Meeting Proxy Statement.

While we intend to carefully consider the voting results of this Proposal No. 4, the final vote is advisory in nature and therefore not binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. Our stockholders voted in favor of the Board-recommended frequency of every three years for holding advisory votes on NEO compensation at the 2019 Annual Meeting of Stockholders. We will conduct our next advisory vote on the frequency of advisory votes on NEO compensation at our 2025 Annual Meeting of Stockholders.

Vote Required

The advisory (non-binding) vote on the Company’s executive compensation structure and program as described in this Proxy Statement (including under the heading “Executive Compensation”) is non-binding, meaning that our Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast at the Meeting. Although the vote is non-binding, our Board will review the voting results. The Board intends to consider the feedback obtained through this process in making future decisions about executive compensation programs.

The Board believes the Company’s executive compensation program is appropriately structured and effective in achieving the Company’s core compensation objectives.

Recommendation of Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

The Board is committed to sound and effective governance practices, which help us compete more effectively, sustain our success, and build long-term stockholder value. The Board reviews the Company’s governance policies and business strategies, and advises and counsels the executive officers who manage the Company.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board held eight formal in-person or telephonic meetings during the fiscal year ended December 31, 2023, and acted by written consent five times during 2023. The incumbent directors each attended 100% of the board meetings held during 2023. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company.

Board members are encouraged to attend the annual stockholder meeting but are not required to attend. The Company last held an annual meeting of stockholders on June 13, 2023, and four Board members were in attendance, either in person or telephonically.

Committees of the Board

Audit Committee

The Board has established a standing Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act and then Section 803(B) of the NYSE American LLC Company Guide as modified for smaller reporting companies by Section 801(h) of the NYSE American LLC Company Guide. The Audit Committee was established to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

The members of our Audit Committee are Messrs. Chesser, Herlin and Jolly, each of whom meets the independence requirements under SEC Rule 10A-3(b)(1) and Section 802(a) of the NYSE American LLC Company Guide. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. No members of the Audit Committee have been qualified as an audit committee financial expert, as defined in the applicable rules of the SEC, because the Board believes that the Company’s status as a smaller reporting company does not require expertise beyond financial literacy. The Audit Committee held nine meetings during the year ended December 31, 2023, and acted by written consent two times during 2023. Mr. Chesser is chairman of the Audit Committee.

The Audit Committee meets quarterly with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the Audit Committee meets with the independent auditors at least on a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

We have adopted an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee Charter is available on our Company website at http://www.enservco.com.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, with Enservco management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T and has received written disclosures and the letter from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning the independent auditor’s independence. The Audit Committee has discussed the independent auditor’s independence with representatives of the Company’s independent auditor. Based on that review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included with the Company’s Form 10-K for the year ended December 31, 2023.

The Audit Committee
Kevin Chesser, Chair
Robert S. Herlin
William A. Jolly

No Nominating Committee

Enservco has not established a nominating committee. Under Section 804(a) of the NYSE American Company Guide, if there is no nominating committee, nominations must be made by a majority of the independent directors. In accordance with this rule, the independent members of the Board are responsible for identifying and nominating appropriate persons to become members of the Board, as necessary. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of the Company, while also reviewing other appropriate factors. Enservco believes that this method of identifying, evaluating, and nominating members to join the Board is appropriate given Enservco’s status as a smaller reporting company for SEC purposes.

Enservco has adopted a nomination procedure in its Bylaws by which eligible stockholders may nominate a person to the Board. That procedure is as follows:

Enservco will consider all recommendations from any person (or group) who holds and has (or collectively if a group have) held more than 5% of Enservco’s voting securities for longer than one year. Any stockholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the stockholders at which directors are to be elected must submit a notification of the stockholder’s intention to make a nomination (“Notification”) to Enservco’s corporate secretary by the date mentioned under the section titled “Proposals and Nominations for the 2025 Annual Meeting of Stockholders.” The notification must provide the following additional information to Enservco:

●

Name, address, telephone number and other methods by which Enservco can contact the stockholder submitting the Notification and the total number of shares beneficially owned by the stockholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

●

If the stockholder owns shares of Enservco’s Common Stock other than on the records of Enservco, the stockholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

●

Information from the stockholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of Enservco, and other information regarding the stockholder any other persons associated with the stockholder that would be required under Items 4 and 5 of SEC Schedule 14A were the stockholder or other persons associated with the stockholder making a solicitation subject to SEC Rule 14a-12(c);

●	Name, address, telephone number and other contact information of the proposed nominee; and
●	All information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, which shall be in a form reasonably acceptable to Enservco.

Compensation Committee

The Board has established a standing Compensation Committee. The Board has appointed Messrs, Chesser, Jolly and Herlin to the Compensation Committee, each of whom the Board has determined is independent pursuant to the independence tests under the NYSE American Company Guide. The Compensation Committee is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers. The Compensation Committee held one meeting during the year ended December 31, 2023.

Pursuant to the NYSE American Company Guide, the independent members of Enservco’s Board determine the compensation of our Chief Executive Officer. The Board believes that this is appropriate given that Enservco is a smaller reporting company and these compensation decisions are made by the independent directors. The process and procedures for establishing executive compensation are discussed in the “Executive Compensation” and “Compensation of Directors” sections located elsewhere in this Proxy Statement.

We have adopted a Compensation Committee Charter that provides for the establishment of the Compensation Committee and sets out its duties and responsibilities. The Compensation Committee reviews and reassesses the adequacy of the Compensation Committee Charter on an annual basis. The Compensation Committee Charter is available on our Company website at http://www.enservco.com.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chair as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has not designated a lead independent director. The roles of Chief Executive Officer and Chair are presently combined, and Richard A. Murphy serves as the Executive Chair of the Board and Chief Executive Officer.

Board’s Role and the Role of the Audit Committee in Risk Oversight

While management is charged with the day-to-day management of risks that Enservco faces, the Board and Audit Committee are responsible for oversight of risk management. The Board and the Audit Committee have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee reviews and assesses the adequacy of Enservco’s risk management policies and procedures with regard to identification of Enservco’s principal risks, both financial and non-financial, and review updates on these risks from our Chief Financial Officer and Chief Executive Officer. The Audit Committee also reviews and assess the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks.

Director Independence

The Company utilizes the definition of “independent director” as it is set forth in Section 803A(2) of the NYSE American Company Guide. Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships). Based on the foregoing criteria, Messrs. Chesser, Herlin, Jolly and Kramer are considered independent directors and have been confirmed as such by the Board.

Further information regarding enhanced independence standards applicable to directors who serve on the Company’s Audit Committee, and directors who participate in the determination of the compensation of our Chief Executive Officer, can be found in the Corporate Governance section elsewhere in this Proxy Statement, under the headings “Audit Committee” and “Compensation Committee.”

Board of Directors – Composition, Qualifications and Attributes; Board Diversity

The Company’s Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Company does not currently have a separate nominating (or similar) committee, and as further discussed above, given the Company’s small size, the Company does not yet believe such a committee is necessary. However, as the Company grows, it may consider establishing a separate nominating committee.

Under Section 804(a) of the NYSE American Company Guide, if there is no nominating committee, nominations must be made by a majority of the independent directors. In accordance with this rule, the independent members of the Board are responsible for identifying and appointing appropriate persons to become members of the Board, as necessary. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of the Company, while also reviewing other appropriate factors. Enservco believes that this method of identifying, evaluating, and nominating members to join the Board is appropriate given Enservco’s status as a smaller reporting company.

The Board does not have a formal diversity policy. The Board considers candidates that will make the Board as a whole reflective of a range of talents, skills, diversity, and experience.

Related Party Transactions Policy and Procedures

The Board has adopted a written policy that establishes a framework for the review and approval or ratification of transactions between the Company and its related parties and/or their respective affiliated entities. We refer to this policy as our “Related Party Transactions Policy”. The Related Party Transactions Policy is available on our website at www.enservco.com.

Pursuant to this policy, “Related Parties” includes our executive officers and directors, any nominee for director, beneficial owners of 5% or greater of the Company’s voting securities, and the immediate family members any of the foregoing persons. An “Immediate Family Member” of a Related Party means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person sharing a household with the Related Party, other than a tenant or employee.

A “Related Party Transaction” includes:

●	any transaction or relationship directly or indirectly involving a Related Party that would need to be disclosed under Item 404(a) of SEC Regulation S-K;
●	any material amendment or modification to an existing Related Party Transaction; and
●	any transaction deemed by the directors or the Company’s legal counsel to be a Related Party Transaction.

Under the Related Party Transactions Policy, Related Party Transactions are prohibited, unless approved or ratified by the disinterested directors of the Company. A Related Party Transaction entered into without pre-approval is not invalid, unenforceable, or in violation of the policy, provided that such transaction is brought to the disinterested directors as promptly as reasonably practical after it is entered into, and such transaction is ratified.

The Company’s executive officers, directors, and nominees for director are required to promptly notify the Board and the Company’s legal counsel of any proposed Related Party Transaction. The Company’s disinterested directors will review such transaction, considering all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit and perceived benefit (or lack thereof) to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Party’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Party. The disinterested directors may not approve or ratify a Related Party Transaction unless they have determined that upon consideration of all relevant information, the proposed Related Party Transaction is in, or not inconsistent with, the best interests of the Company and its stockholders.

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors, nominees, and more than 5% stockholders since January 1, 2023.

Cross River Partners, L.P., an entity controlled by Richard A. Murphy, our CEO and Chairman, entered into the following transactions with the Company in 2023.

On March 28, 2023, the Company entered into a Note Conversion Agreement (the “Note Conversion Agreement”) with Cross River, that governs the terms and conditions of the conversion of the Amended and Restated Convertible Subordinated Promissory Note, dated as of March 22, 2022, issued by the Company to Cross River (the “March 2022 Convertible Note”) and the Convertible Subordinated Promissory Note, dated as of July 15, 2022, issued by the Company Cross River (the “July 2022 Convertible Note”). Pursuant to the terms and conditions of the Note Conversion Agreement, Cross River exercised the option to convert a portion of the principal and accrued but unpaid interest of the March 2022 Convertible Note in the amount of $1,051,050 into 2,275,000 shares of the Company’s common stock. At the 2023 stockholder meeting, which was held on August [ ], 2023, the Company sought to seek stockholder approval for the conversion of (1) the remaining $148,950 under the March 2022 Convertible Note into 322,402 shares of common stock, and (2) the principal and accrued but unpaid interest of the July 2022 Convertible Note into 2,400,000 shares of common stock and 2,400,000 warrants to purchase shares of common stock.

On June 13, 2023, the stockholders of the Company approved at its 2023 Annual Meeting of Stockholders the issuance to Cross River of up to 5,122,402 additional shares of the Company’s common stock, including 2,400,000 shares of common stock issuable upon exercise of a five year warrant. Such shares are issuable to Cross River upon its conversion of certain convertible notes pursuant to a Note Conversion Agreement dated March 28, 2023, between the Company and Cross River.

On June 30, 2023, given that Company stockholder approval had been obtained, Cross River: 1) converted the remaining $148,950 principal balance of the convertible subordinated promissory note issued in March 2022 into 322,402 shares of Company common stock; 2) converted $1,200,000 principal balance of the convertible subordinated promissory note issued in July 2022 into 2,400,000 shares of Company common stock; and 3) received a five year warrant to acquire 2,400,000 shares of Company common stock with an exercise price of $.55 per share.

On September 1, 2023, the Company issued a Convertible Promissory Note in the aggregate principal amount of $750,000 to Cross River, an entity controlled by Richard Murphy, our Chief Executive Officer and Chairman, in exchange for a $750,000 loan to the Company (the “CR Note”). Also on September 1, 2023, the Company issued a Convertible Promissory Note in the aggregate principal amount of $50,000 to Kevin Chesser (“Chesser”), a director of the Company, in exchange for a $50,000 loan to the Company (the “KC Note” and together with CR Note, the “Convertible Notes”). The Company expects to use the gross proceeds for general corporate purposes.

The Convertible Notes have a one year term and accrue interest at 8.00% per annum. All outstanding principal and interest on the Convertible Notes is due on the one year anniversary of their issuance. The Company may prepay all or any portion of the outstanding principal or accrued but unpaid interest on the Convertible Notes without premium or penalty. If the Company closes on a convertible debt offering to the Convertible Notes, then the principal balance of the Convertible Notes, together with all accrued but unpaid interest, will be exchanged on a dollar for dollar basis into such note as offered in the Rapid Hot Financing. To the extent the Rapid Hot Financing is not closed by September 30, 2023, Cross River and Chesser will have the option to have their Convertible Note secured by the Company’s real property located in Killdeer, North Dakota.

On September 11, 2023, the Company and its wholly-owned subsidiary Heat Waves Hot Oil Service LLC entered into and closed on an Asset Purchase Agreement with OilServ, LLC, and its wholly-owned subsidiaries, Rapid Hot Flow, LLC, Rapid Pressure Services, LLC (collectively, “Rapid Hot”), pursuant to which the Company agreed to acquire certain assets and assume certain liabilities relating to Rapid Hot’s business of providing frac water heating services to the oil and gas industry in Ohio, Pennsylvania and West Virginia. Concurrent with such transaction, Steven A. Weyel, a principal of Rapid Hot, joined the Company’s Board. Mr, Weyel resigned from the Board April 29, 2024.

Also on September 11, 2023, pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”), the Company issued Convertible Promissory Notes (the “New Convertible Notes”) in aggregate principal amount of $187,500 to Equigen II, LLC (“Equigen”), an entity owned by Steven A. Weyel.

Also on September 11, 2023, pursuant to the terms of certain promissory notes previously issued by the Company on September 1, 2023 (the “Prior Convertible Notes”), Cross River Partners, LP (“Cross River”), an entity controlled by Richard Murphy, our Chief Executive Officer and Chairman, exchanged its Prior Convertible Note in the aggregate principal amount of $750,000 for a New Convertible Note with the same principal amount, and Kevin Chesser, a director of the Company, exchanged his Prior Convertible Note in the aggregate principal amount of $50,000 for a New Convertible Note with the same principal amount.

Under the Note Purchase Agreement, within 45 days after the closing of the issuance of the New Convertible Notes, Cross River agreed to purchase an additional $250,000 in aggregate principal amount of New Convertible Notes, provided that Equigen and Angel Capital Partners, LP, an entity controlled by another principal of Rapid Hot contemporaneously invest an additional $312,500 in aggregate principal amount of New Convertible Notes.

The New Convertible Notes have an eighteen (18) month term and accrue interest at 16.00% per annum. All outstanding principal and interest on the New Convertible Notes is due on the eighteen (18) month anniversary of their issuance (the “Maturity Date”). The Company is required to make interest only payments on a quarterly basis at the end of each calendar quarter, beginning with the quarter ending December 31, 2023. The first quarterly interest payment is payable in shares of the Company’s common stock based on the five (5) day moving average of the closing sales price of the common stock on the NYSE American immediately prior to December 31, 2023. For calendar quarters beginning March 31, 2024, the Company is required to make quarterly interest payments in cash within ten (10) days of the close of the quarter. The New Convertible Notes may not be prepaid by the Company.

If the Company closes on a new offering of equity securities (the “Equity Financing”) of a minimum of $5,000,000 before the Maturity Date, then, subject to any NYSE American shareholder approval requirements, the principal amount, together with all accrued but unpaid interest of the New Convertible Notes, will automatically convert into shares of the same class and type at the same price and on the same terms and provisions as the securities issued to the other participants in the Equity Financing on the closing date of such Equity Financing; provided, however, at the option of the holder, the New Convertible Notes may convert into such equity, (a) at $0.50 per share if the security sold in the Equity Financing is common stock or (b) at a share price which is 25% less than the lowest price per share of shares sold in the Equity Financing. Subject to any NYSE American shareholder approval requirements, the holders may convert their Convertible Notes at any time into the Company’s common stock at a conversion price of $0.50 per share.

If a change of control of the Company or a sale substantial portion of any of its assets occurs prior to the Maturity Date, the holder may elect to receive either (i) the principal amount plus accrued interest plus a premium that is equal to 25% of the principal amount or (ii) the right to convert the principal amount plus accrued but unpaid interest into the Company’s common stock at a conversion price equal to a 25% discount to the five (5) day moving average of the closing sales price of the common stock on the NYSE American immediately prior to the transaction which results in a change of control of the Company.

Delinquent Section 16 Reports

Section 16(a) of the Exchange Act requires Enservco’s directors and officers and any persons who own more than ten percent of Enservco’s equity securities, to file reports of ownership and changes in ownership with the SEC. All directors, officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed. Based solely on our review of the copies of Forms 3, 4 and any amendments thereto furnished to us during the fiscal year completed December 31, 2023, we believe that during the Company’s 2023 fiscal year all of our named executive officers, directors, and greater than ten percent stockholders filed the required reports on a timely basis under Section 16(a) of the Exchange Act.

Code of Business Conduct and Whistleblower Policy

On July 27, 2010, our Board adopted a Code of Business Conduct and Whistleblower Policy (the “Code of Conduct”) which the Board updated on May 29, 2013. The Code of Conduct applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct establishes standards and guidelines to assist our directors, officers, and employees in complying with both the Company’s corporate policies and with the law and is posted at our website: www.enservco.com. Additionally, a copy of our Code of Conduct was filed as an exhibit to our Current Report on Form 8-K dated July 27, 2010, and the amended Code of Conduct was filed as an exhibit to a Current Report on Form 8-K dated May 29, 2013.

Insider Trading Policy

On June 22, 2016, our Board approved a new Insider Trading Policy. The Insider Trading Policy applies to all of our officers, directors, and employees. Our Insider Trading Policy is posted at our website: www.enservco.com. Additionally, a copy of our Insider Trading Policy was filed as an exhibit to our Current Report on Form 8-K dated June 22, 2016.

Policy on Trading Blackout Period

On August 16, 2013, our Board adopted the Company’s Policy on Trading Blackout Periods; Benefits Plans; and Section 16 Reporting (the “Blackout Policy”), which the Board amended on June 25, 2015. The Blackout Policy applies to all of our officers, directors, and employees. Our Blackout Policy is posted at our website: www.enservco.com. In addition, a copy of Blackout Policy was filed as an exhibit to our Current Report on Form 8-K, dated June 25, 2015.

Communications with Directors

Stockholders and other interested parties may communicate with any of our independent directors, including committee chairs, by using the following address:

Enservco Corporation

Board of Directors

c/o Corporate Secretary

14133 County Road 9 ½

Longmont, CO 80504

The Corporate Secretary of the Company reviews communications to the independent directors and forwards the communications to the independent directors as appropriate. All such communications should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. Our Corporate Secretary will make copies of all such communications and circulate them to the appropriate director or directors. Communications involving substantive accounting or auditing matters will be immediately forwarded to the Chair of the Audit Committee. Communications that pertain to non-financial matters will be forwarded promptly to the appropriate committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitation or advertisements; product related inquiries; junk mail or mass mailings; resumes or other job-related inquiries; spam and overly hostile, threatening, potentially illegal, or similarly unsuitable communications.

Employee, Officer and Director Hedging

Pursuant to the Company’s Insider Trading Policy, the Company’s directors, officers and employees are prohibited from engaging in short sales or other hedging transactions involving the Company’s securities. Transactions in certain derivatives of the Company’s securities may in some instances constitute a short sale. Section 16(c) of the Securities Exchange Act of 1934 prohibits officers and directors of the Company from engaging in short sales. Directors, officers and employees of the Company are also prohibited from keeping Company securities or derivatives thereof in a margin account and may not use either as collateral for a loan. The Company’s Code of Business Conduct and Ethics also advises that the Company’s Board has concluded that it is inappropriate for employees or members of the Board, or any designee of such persons, to purchase hedges in Company securities or derivatives thereof.

EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2023 and 2022 earned by or awarded to (i) the individual who served as the Company’s principal executive officer at any time during fiscal 2023, and (ii) the Company’s two most highly compensated executive officers who received compensation in excess of $100,000 during fiscal 2023. These individuals are referred to as our “named executive officers.”

Name and						Non-Equity
Principal	Fiscal			Stock	Option	Incentive Plan	All Other
Position	Year	Salary	Bonus	Awards(1)	Awards(1)	Compensation	Compensation(2)	Total
Richard A. Murphy	2023	$175,000	$-	$-	$-	$-	$20,745	$195.745
CEO and President	2022	175,000	-	-	-	-	18,004	193,004
Mark K. Patterson(3)	2023	180,769	-	-	87,453	-	15,064	283,286
CFO	2022	127,884	-	923,550	-	-	9,067	1,060,501

Notes to table:

(1)

Stock awards reflect the grant date fair value of the stock awards and option awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. The assumptions and methodologies used in the calculations of these amounts are set forth in the notes to the condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended (September 30, 2022). Under generally accepted accounting principles, compensation expense with respect to stock awards granted to our executive officers is generally recognized over the vesting periods applicable to the awards. The SEC disclosure rules require that we present stock award amounts in the above table using the entire grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest).

(2)	Represents health, life, dental and vision insurance premiums, as well as cell phone allowance, for the named executive officers.
(3)	Mark K. Patterson joined the Company effective April 22, 2022.

Narrative Disclosure to Summary Compensation Table

The Compensation Committee reviews and approves the terms and structure of the compensation of the Company’s executive officers. The Compensation Committee considers various factors when evaluating and determining the terms and structure of the Company’s executive officer compensation, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s stockholders;
2.	The Company’s financial resources, results of operations, and financial projections;
3.	Performance compared to the financial, operational, and strategic goals established for the Company;
4.	The nature, scope, and level of the executive’s responsibilities;
5.	Competitive market compensation paid by other companies for similar positions, experience, and performance levels; and
6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward. The entire Board remains responsible for significant changes to, or adoption, of new employee benefit plans.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is competitive. In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

●	Base salary;
●	Annual short-term incentive plan compensation (cash bonus awards);
●	Long-term incentive compensation (equity awards); and
●	Other employment benefits.

Base Salary

Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Board believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies that are similar in size and complexity to the Company.

Mr. Murphy is the Company’s Executive Chair and CEO and Mr. Patterson is the Company’s CFO. Neither of these executive officers have written employment agreements with the Company, but they both have a base salary as well as standard benefits. Mr. Murphy has an annual salary of $175,00 per year and Mr. Patterson has an annual salary of $200,000 per year.

Cash Bonuses

Historically, discretionary cash bonuses were another element of our compensation plan. These discretionary cash bonuses provided executive officers and other employees with the potential to receive a portion of their annual cash compensation as a cash bonus in order to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint. We did not establish a set formula for determining or awarding discretionary cash bonuses to our other executives or employees. In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

The Board did not award any discretionary bonuses to the named executive officers during 2023.

Equity-Based Compensation

Each of the Company’s executive officers is eligible to be granted awards under the Company’s equity compensation plans. The Company believes that equity-based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint. At the present time, we have one active equity incentive plan for our management and employees, the 2016 Stock Incentive Plan (the “2016 Plan”), and one dormant equity incentive plan for our management and employees, the 2010 Stock Incentive Plan (the “2010 Plan”), pursuant to which there are still outstanding awards.

Historically, in determining whether to grant awards and the amount of any awards, the Company took into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package. In 2018, the Company adopted the Long-Term Incentive Plan (“LTIP”), which is intended to balance the short-term orientation of other compensation elements, further align management and shareholder interests, focus named executive officers on achievement of long-term results, and retain executive talent. The Company’s named executive officers and senior managers have been eligible to receive awards under the LTIP. All awards granted under the LTIP have been made pursuant to the 2016 Plan.

The Company has granted equity-based compensation to named executive officers as described below and as reflected in the table entitled “Outstanding Equity Awards at Fiscal Year-End.”

On April 15, 2022, Mark Patterson was granted a 300,000 share restricted stock award that was subject to transfer and forfeiture restrictions that lapsed in three equal installments of 100,000 restricted shares on each of July 1, 2022, January 1, 2023, and January 1, 2024, subject to his continuous service through each vesting date. Additionally, the Company granted Mr. Patterson a 45,000 share restricted stock award on April 22, 2022, which was subject to transfer and forfeiture restrictions that lapsed in three equal installments of 15,000 restricted shares on each of July 1, 2022, January 1, 2023, and January 1, 2024, subject to his continuous service through each vesting date. Mr. Patterson’s 45,000 share restricted stock award was issued pursuant to the 2016 Plan, whereas his 300,000 share restricted stock award was not.

On September 11, 2023, Mark Patterson was granted an option to acquire an aggregate of 250,000 shares of the Company’s Common Stock with an exercise price of $0.41 per share pursuant to the 2016 Plan. The options vested 50% on January 1, 2024, and the remaining 50% vest on January 1, 2025.

Other Compensation/Benefits

Another element of the overall compensation is through providing our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers. Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and the Company historically has made matching contributions to the 401(k) plan, including for the benefit of our executive officers. In April 2020, the Company ceased all matching to all employees, including officers of its 401(k) plan.

Pay vs. Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies for each of the fiscal years ended December 31, 2023, December 31, 2022 and December 31, 2021.

Year	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid to PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)(4)	Value of Initial Fixed $100 Investment on 12/31/2020 Based on Total Shareholder Return ($)	Net Loss (in millions) ($)
2023	$195,745	$195,745	$283,286	$129,343	$13.48	$(8.5)
2022	193,004	193,004	715,094	719,669	87.17	(5.6)
2021	176,612	176,612	446,303	350,220	45.61	(8.1)

Notes to table:

(1)	For each year reported, the principal executive officer (PEO) was Richard Murphy.
(2)

Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) on page [21]. See the footnotes to the SCT for further detail regarding the amounts in these columns.

(3)

The dollar amounts reported in these columns represent the amounts of “compensation actually paid”  to our PEO and the average compensation actually paid to our non-PEO NEOs.  The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).

(4)	Non-PEO NEOs for each year reported were as follows: 2023: Mark K. Patterson 2022: Mark K. Patterson, Majorie A. Hargrave 2021: Majorie A. Hargrave

The following table details the applicable adjustments that were made to the PEO’s and the Non-PEO NEOs’ total compensation for each year to determine the “compensation actually paid” (all amounts are averages for the Non-PEO NEOs other than the PEO).

	2023		2022		2021
	Richard Murphy PEO	Average Non-PEO NEOs	Richard Murphy PEO	Average Non-PEO NEOs	Richard Murphy PEO	Average Non-PEO NEOs
Total Compensation for Summary Compensation Table	$195,745	$283,286	$193,004	$715,094	$176,612	$446,303
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	-	(87,453)	-	(517,775)	-	(187,000)
Year-end fair value of unvested awards granted in the current year	-	91,980	-	374,900	-	85,300
Year-over difference of year-end fair values for unvested awards granted in prior years	-	(158,470)	-	-	-	5,617
Fair values at vest date for awards granted and vested in current year	-	-	-	168,775	-	-
Difference in fair values between prior year-end fair values and vest dated fair values granted in prior years	-	-	-	-	-	-
Forfeitures during current year equal to prior year-end fair value	-	-	-	(21,325)	-	-
Dividend or dividend equivalents not otherwise included in total compensation	-	-	-		-	-
Total Adjustments for Equity Awards	-	(153,943)	-	4,575	-	(96,083)
Compensation Actually Paid (as calculated)	$195,745	$129,343	$193,004	$719,669	$176,612	$350,220

Analysis of the Information presented in the Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	Enservco’s cumulative TSR; and
●	Enservco’s Net Loss

CAP and Cumulative TSR

CAP and Net Loss

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards for each named executive officer at December 31, 2023.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard A. Murphy	-	-	-		$-	-	-		$-		-		$-
Mark K. Patterson	-	-	250,000	(1)	0.41	9/11/2033	100,000	(2)	25,200	(3)	15,000	(4)	3,780	(3)

Notes to table:

(1)

Represents unexercisable stock options related to the 250,000 stock options granted under the 2016 Plan issued on September 11, 2023, that will vest in 125,000 installments on January 1, 2024 and January 1, 2025.

(2)

Represents unvested shares related to the 300,000 share restricted stock award issued effective April 15, 2022, that vest in 100,000 restricted share installments on each of July 1, 2022, January 1, 2023 and January 1, 2024.

(3)	Market value calculations based on the Company’s closing stock price of $0.252 on December 29, 2023, the last trading day during the year ended December 31, 2023.
(4)

Represents unvested shares related to the 45,000 share restricted stock award granted under the 2016 Plan issued effective April 22, 2022, that will vest in 15,000 restricted share installments on July 1, 2022, January 1, 2023 and January 1, 2024.

COMPENSATION OF DIRECTORS

For Board service during 2023, non-equity compensation earned by non-employee directors has been accrued and not paid through the end of 2023. Each independent director accrued a quarterly fee of $12,500, with such amount earned on the last day of the quarter if at such time the independent director was still serving as a director.

In addition, on January 1st of each year, the Company grants to each non-employee director a number of shares of restricted stock of the Company having a value equal to $30,000, calculated based on the closing price of the Company’s common stock on the business day prior to the grant date. The restricted stock will vest upon the earliest of the one-year anniversary of the grant date, or the date of the first annual meeting following the grant date, or the date on which a director resigns following a change in control of the Company. As Chair of the Board, Mr. Murphy did not earn any board fees due to his employment with the Company.

On April 2, 2024, the Board agreed to reduce the quarterly fees for each non-employee director to $7,500 per quarter, beginning the second quarter of 2024, and to increase the dollar amount paid in the restricted stock to $50,000, calculated based on the closing price on the Company’s Common Stock on the business day prior to the grant date starting January 1, 2025.

The table below reflects compensation paid to the non-employee members of the Board during the year ended December 31, 2023.

Director	Fees Paid in Cash(1)	Stock Awards ($)(2)	All Other Compensation Awards	Total
Robert S. Herlin	$-	$30,000	$-	$30,000
William A. Jolly	-	30,000	-	30,000
Kevin Chesser	-	22,500	-	22,500
Steven Weyel(3)	-	-	-	-

Notes to table:

(1)

Does not include cash fees that non-employee directors were entitled to but that were not paid and accrued as follows: Robert S. Herlin and William A. Jolly, $50,000 each; Kevin Chesser, $37,500 and Steven Weyel, $12,500.

(2)

Amounts represent the grant date fair value of the stock awards calculated in accordance with ASC 718-10, Stock Compensation, rather than the amounts paid to or realized by the named individual. For information regarding assumptions used to calculate fair value under the Black-Scholes–Merton valuation model, see the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

(3)	Resigned from Board April 29, 2024.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report

Available with this Proxy Statement (and available on the Internet as stated above) is the Company’s 2023 Annual Report on Form 10-K for the year ended December 31, 2023.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2023, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website (http://www.sec.gov) and at the Company’s website (http://www.enservco.com). Our Annual Report on Form 10-K for the year ended December 31, 2023, and other reports filed under the Securities Exchange Act of 1934, are also available to any stockholder at no cost upon request to: Corporate Secretary, Enservco Corporation, 14133 County Road 9 ½, Longmont, CO 80504 Phone: (866) 998-8731; Phone: (866) 998-8731.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the stockholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Proxy Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Proxy Statement, to the Company at Corporate Secretary, Enservco Corporation, 14133 County Road 9 ½, Longmont, CO 80504 Phone: (866) 998-8731.

If multiple stockholders sharing an address have received one copy of this Proxy Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s Corporate Secretary in the same manner as described above. Additionally, if current stockholders with a shared address received multiple copies of this Proxy Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s Corporate Secretary in the same manner.

PROPOSALS AND NOMINATIONS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Enservco Corporation anticipates its next annual meeting of stockholders will be held in June of 2025. Under Rule 14a-8 of the Exchange Act, if a stockholder wants us to present a proper proposal for inclusion in our proxy statement for presentation at our 2025 annual meeting of stockholders, the proposal must be received by us no later than March 12, 2025. If the date of our 2025 annual meeting of stockholders is more than 30 days from the one-year anniversary date of our 2024 annual meeting of stockholders, the deadline for submitting proposals for the 2025 annual meeting of stockholders will instead be a reasonable amount of time before we print and mail our proxy materials for the 2025 annual meeting of stockholders. All proposals should be addressed to Enservco Corporation, Attention: Corporate Secretary, 14133 County Road 9 ½, Longmont, CO 80504. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that stockholders submit proposals by certified mail, return receipt requested.

As discussed under the heading “Committees of the Board – No Nominating Committee” in this proxy statement, the Company’s current Bylaws set forth timing and other requirements for stockholders’ to nominate a person to stand for election of directors at the next annual meeting or special meeting of the stockholders at which directors are to be elected, including specific information that must be included with such nomination.

In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Stockholders should also note that SEC Rule 14a-4 governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxyholders will be allowed to use their discretionary voting authority to vote on the proposal presented at the annual meeting. If a stockholder wishes to bring a matter before the stockholders at the 2025 annual meeting of stockholders but does not notify us before March 12, 2025 (or a reasonable time before we begin to distribute the proxy materials for the 2025 annual meeting of stockholders if the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the one-year anniversary of this year’s annual meeting), for all proxies we receive, the management proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the stockholder’s proposal.

BY ORDER OF THE BOARD OF DIRECTORS:

Enservco Corporation

Richard A. Murphy, Executive Chair of the Board of Directors

APPENDIX A

AMENDED ENSERVCO CORPORATION

2016 STOCK INCENTIVE PLAN

ENSERVCO CORPORATION

2016 STOCK INCENTIVE PLAN

Effective July 18, 2016

AMENDED AND RESTATED AS OF AUGUST 21, 2024

1.            General.

1.1         Purpose. The purpose of the 2016 Stock Incentive Plan (the “Plan”) of Enservco Corporation (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate Employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.005 par value per share, of the Company (“Common Stock”) on terms determined under this Plan.

1.2         Eligible Participants. Employees, Directors and Consultants are eligible to receive Incentives. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate or necessary to preserve the Section 162(m) Exception. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

1.3         Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and non-statutory stock options (Section 4); (b) stock appreciation rights (“SARs”) (Section 5); (c) stock awards, restricted stock awards and restricted stock unit awards (Section 6); (d) performance awards (Section 7), and (e) other forms of Incentives valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (with the Board having sole and complete authority to determine the persons to whom and the time or times at which such other forms of Incentives will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted and all other terms and conditions of such other Incentives. Subject to the specific limitations provided in this Plan, payment of Incentives may also be in the form of cash, Common Stock or combinations thereof as the Board shall determine, and with such other restrictions as it may impose.

1.4         Amendment and Restatement of the Plan. This amendment and restatement is a continuation of the Plan and shall be effective as of August [ ], 2024, subject to the requisite approval of Company stockholders at the 2024 annual meeting of stockholders. For the avoidance of doubt, this amendment and restatement shall not materially affect the terms or conditions of any Incentive subject to the Section 162(m) Exception to the extent that compliance with the Section 162(m) Exception is required for the deductibility of such Incentive, and any such Incentives made pursuant to a written binding contract in effect on November 2, 2017 shall not be deemed to be modified in any material respect as a result of this amendment and restatement of the Plan.

2.            Administration.

2.1         Administration by the Board. The Plan shall be administered by the board of directors of the Company (the “Board”). The Board may delegate administration of the Plan to a stock option or compensation committee of the Board to whom authority has been delegated by the Board, in accordance with Section 2.3 (a “Committee”).

2.2         Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a)         To determine: (i) who will be granted Incentives; (ii) when and how each Incentive will be granted; (iii) what type of Incentive will be granted; (iv) the provisions of each Incentive (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Incentive; (v) the number of shares of Common Stock subject to, or the cash value of, an Incentive; and (vi) the Fair Market Value applicable to an Incentive.

(b)         To construe and interpret the Plan and Incentives granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Incentives. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any written agreement (an “Incentive Agreement”) between the Company and a person to whom an Incentive is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Incentive (a “Participant”), in a manner and to the extent it will deem necessary or expedient to make the Plan or Incentive fully effective.

(c)         To settle all controversies regarding the Plan and Incentives granted under it.

(d)         To accelerate, in whole or in part, the time at which an Incentive may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(e)        To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Incentive Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Incentive without his or her written consent except as provided in subsection (viii) below.

(f)        To submit the Plan and any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) (the Section 162(m) Exception regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to “covered employees” (within the meaning of Section 162(m)(3) under the Code), (B) Section 422 of the Code regarding incentive stock options, or (C) Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “Exchange Act”) (“Rule 16b-3”).

(g)        To approve forms of Incentive Agreements for use under the Plan and to amend the terms of any one or more Incentives, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Incentive Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however that a Participant’s rights under any Incentive will not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, (A) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (B) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Incentives without the affected Participant’s consent: (1) to maintain the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (2) to change the terms of an Incentive Stock Option, if such change results in impairment of the Incentive solely because it impairs the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (3) to clarify the manner of exemption from, or to bring the Incentive into compliance with, Section 409A; or (4) to comply with other applicable laws or securities exchange rule or listing requirements.

(h)         Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Incentives.

(i)         To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Incentive Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

2.3         Delegation to Committee.

(a)         General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or re-vest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(b)        Section 162(m) and Rule 16b-3 Compliance. The Committee shall consist of not less than two Directors. During any time period in which the Company has a class of equity securities registered under Section 16 of the Exchange Act, each such Committee member or, if applicable, each member of a subcommittee to which power to administer the Company’s equity incentive plans and compensation under the Section 162(m) Exception, has been delegated, shall be an “outside director” within the meaning of Section 162(m) under the Code and a “non-employee director” within the meaning of Rule 16b-3.

2.4         Delegation to an Officer. The Board may delegate to one or more Directors or officers of the Company (within the meaning of Section 16 of the Exchange Act, “Officers”), subject to such terms, conditions and limitation as the Board may establish in its discretion, the authority to grant Incentives, except with respect to grants of Incentives to Officers subject to Section 16 of the Exchange Act or Covered Employees, when necessary or appropriate to preserve the Section 162(m) Exception. An Officer may not be the recipient of a stock award granted by such Officer.

2.5          Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

2.6         Cancellation and Re-Grant of Incentives. Except in connection with a Capitalization Adjustment, neither the Board nor any Committee will have the authority to: (a) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan; or (b) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Incentives (other than Options with an exercise price greater than or equal to the exercise price of the Options being exchanged) under the Plan, unless the shareholders of the Company have approved such an action within 12 months prior to such an event.

3.            Shares Subject to the Plan.

3.1         Number of Shares. Subject to adjustment in connection with a Capitalization Adjustment and subject to Section 1.4, the number of shares of Common Stock which may be issued under the Plan shall not exceed 4,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. For purposes of clarification, the award of any Incentives payable only in cash will not reduce the number of shares of Common Stock remaining and available to be issued under the Plan. Shares may be issued in connection with a merger or acquisition as permitted by NYSE MKT Rules Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan. Notwithstanding the foregoing, the number of shares of Common Stock which may be issued as Incentive Stock Options under the Plan shall not exceed 1,000,000 shares.

3.2          Share Counting.

(a)         To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 5.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option.

(b)          In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(c)         To the extent that the full number of shares subject to a performance share award other performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(d)         In the event that shares of Common Stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(e)          Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an Incentive or as consideration for the exercise or purchase price of an Incentive shall not be added back to the Plan share reserve and shall not again become available for issuance under the Plan.

3.3          Section 162(m) Limitations. Subject to Section 9.1 relating to Capitalization Adjustments, when necessary to preserve the Section 162(m) Exception, the following limitations shall apply:

(a)         A maximum of 1,200,000 shares of Common Stock subject to stock options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date any such Incentive is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Incentive will not satisfy the requirements to be considered “qualified performance-based compensation” under the Section 162(m) Exception unless such additional Incentive is approved by the Company’s shareholders. The Board may, in its sole discretion, grant Incentives that are not intended to be deductible under Section 162(m). In addition, the Section 162(m) Exception will not be available for new Incentives granted after November 2, 2017 (unless such Awards qualify for transition relief under the Section 162(m) Exception). Thus, Incentives granted under the Plan may not be tax deductible, in whole or in part, to the Company. Notwithstanding any other provision of the Plan, this amendment and restatement of the Plan shall not modify in any material respect the terms or conditions of any Incentive made pursuant to a written binding contract in effect on November 2, 2017 that is intended to meet the Section 162(m) Exception.]

(b)          A maximum of 500,000 performance shares may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(c)          A maximum of $500,000 may be granted as a performance cash awards to any one Participant during any one calendar year.

3.4          Limitation on Awards Granted to Non-Employee Directors. No Director, who is not also an Employee, may be granted any Incentive or Incentives denominated in shares that exceed in the aggregate $500,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Incentive made pursuant to any election by the Directors to receive an Incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

3.5          Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued Common Stock.

4.            Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted under this Plan shall be subject to the following terms and conditions:

4.1          Price. The option price per share shall be determined by the Board, subject to adjustment under Section 9.1; provided that option price shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

4.2          Number. The number of shares of Common Stock subject to the option shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

4.3          Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Board at the time of grant.

4.4          Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Board, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board, or (d) in any other form of legal consideration that may be acceptable to the Board or is specified in the applicable Incentive Agreement. The shares of Common Stock delivered by the participant pursuant to Section 4.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Board. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

4.5            Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant Incentive Stock Options:

(a)        To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-statutory stock options, notwithstanding any contrary provision of the applicable Incentive Agreement(s).

(b)         Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Board shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)         All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)         Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e)         The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f)         If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

5.           Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 5.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Board (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR under this Plan shall be subject to the following terms and conditions:

5.1          Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

5.2          Duration. Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Board but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Board, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

5.3          Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 5.4.

5.4          Payment. Subject to the right of the Board to deliver cash in lieu of shares of Common Stock (which, as it pertains to Officers and Directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

(a)         the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Board at the time of grant, subject to adjustment under Section 10.6); by

(b)         the Fair Market Value of a share of Common Stock on the exercise date.

(c)         In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Board may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole abase at its Fair Market Value on the date of exercise.

6            Stock Awards Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. Restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. Restricted stock units evidence the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

6.1          Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Board.

6.2          Sale Price. The Board shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

6.            Restrictions. All shares of restricted stock transferred or sold hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Board may determine, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Board may deem appropriate, including, without limitation any or all of the following:

(a)         a prohibition against either the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)         a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, any right to all or a part of such shares or units in the event of termination of his or her employment or consulting engagement during any period in which such shares or units are subject to restrictions; and

(c)         such other conditions or restrictions as the Board may deem advisable.

6.4          Escrow. In order to enforce the restrictions imposed by the Board pursuant to Section 6.3, the Participant receiving restricted stock or restricted stock units, as applicable, shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2016 Stock Incentive Plan of Enservco Corporation (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the Company.

6.5          Issuance and Delivery of Shares. Subject to Section 10.6, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. In the case of restricted stock units, no shares shall be issued at the time such restricted stock units are granted. Subject to Section 10.6, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

6.6          Shareholder. Subject to the terms and conditions of the Plan, each Participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

7.            Performance Awards.

7.1          Performance Shares. A performance share is an Incentive (covering a number of shares not in excess of that set forth in Section 3.4(b) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with the Section 162(m) Exception, the Board), in its sole discretion, within the time prescribed by the Section 162(m) Exception, and shall otherwise comply with the requirements of the Section 162(m) Exception. The grant of performance shares to a Participant shall not create any rights in such Participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an Incentive. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established. In addition, to the extent permitted by applicable law and the applicable Incentive Agreement, the Board may determine that cash may be used in payment of performance shares.

7.2          Performance Cash Awards. A performance cash award is a cash award (for a dollar value not in excess of that set forth in Section 3.4(c) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. At the time of grant of a performance cash award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with the Section 162(m) Exception, the Board), in its sole discretion; provided, however, that any Performance Period shall be at least one year in length. The Board may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a Participant to have the option for his or her performance cash award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

7.3          Board Discretion. The Board retains the discretion to at any time reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

7.4          Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of the Section 162(m) Exception with respect to an Incentive intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Incentive no later than the earlier of (A) the date 90 days after the commencement of the applicable Performance Period, and (B) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Incentive intended to qualify as “performance-based compensation” under the Section 162(m) Exception, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, options, cash or other benefits granted, issued, retainable and/or vested under an Incentive on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine. Notwithstanding the foregoing, this provision will not apply to awards issued after November 2, 2017.

8.            Covenants of the Company.

8.1          Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Incentives.

8.2          Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Incentives and to issue and sell shares of Common Stock upon exercise of the Incentives; provided, however that this undertaking will not require the Company to register under the Securities Act of 1933 (including the regulations promulgated thereunder, the “Securities Act”) the Plan, any Incentive or any Common Stock issued or issuable pursuant to any such Incentive. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Incentives unless and until such authority is obtained. A Participant will not be eligible for the grant of an Incentive or the subsequent issuance of cash or Common Stock pursuant to the Incentive if such grant or issuance would be in violation of any applicable securities law.

8.3           No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any Incentive. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive or a possible period in which the Incentive may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Incentive to the holder of such Incentive.

9.             Adjustments upon Changes in Common Stock; Other Corporate Events.

9.1          Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and the shares of Common Stock issuable pursuant to any Incentive, the exercise price of any stock option or SAR, the performance goals for any Incentive, and other provisions of this Plan and outstanding Incentives, in order to reflect the change in the Common Stock and to provide Plan participants with the same relative rights before and after such adjustment. The Board will make such adjustments, and its determination will be final, binding and conclusive.

9.2          Dissolution or Liquidation. Except as otherwise provided in the Incentive Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Incentives (other than Incentives consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, however that the Board may, in its sole discretion, cause some or all Incentives to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Incentives have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

9.3          Corporate Transaction. The following provisions will apply to Incentives in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Incentive or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Incentive. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Incentives, contingent upon the closing or consummation of the Corporate Transaction:

(a)         arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Incentive or to substitute a similar stock award for the Incentive (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(b)         arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Incentives to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c)         accelerate the vesting, in whole or in part, of the Incentive (and, if applicable, the time at which the Incentive may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Incentive terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(d)         arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Incentive;

(e)         cancel or arrange for the cancellation of the Incentive, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(f)         make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Incentive immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Incentives or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Incentive prior to the earlier of (i) the effective time of the Corporate Transaction and (ii) the effectiveness of such action(s) with respect to the Incentives.

9.4          Change in Control. In the event of a Change in Control (as defined in Section 11.3), the Board or a comparable committee of any corporation assuming the obligations of the Company hereunder may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding Stock Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to Participant or they will terminate, and that all performance shares granted to Participants are deemed earned at 100% of target levels and shall be paid. In connection with any declaration pursuant to this Section 9.4, the Board may, but shall not be obligated to, cause a cash payment to be made to each Plan participant who holds a stock option or SAR that is terminated in an amount equal to the product obtained by multiplying (x) the amount (if any) by which the Transaction Proceeds Per Share (as defined in Section 11.14) exceeds the exercise price per share covered by such stock option times (y) the number of shares of Common Stock covered by such stock option or SAR.

The Board may restrict the rights of Plan participants or the applicability of this Section 9.4 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Incentive pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.          General.

10.1        Effective Date. The Plan will become effective on the Effective Date.

10.2        Duration.

(a)         The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Incentives may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)         Suspension or termination of the Plan will not impair rights and obligations under any Incentive granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

10.3        Corporate Action Constituting Grant of Incentives. Corporate action constituting a grant by the Company of an Incentive to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the Incentive Agreement, instrument, certificate, or letter evidencing the Incentive is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Agreement as a result of a clerical error in the papering of the Incentive Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Agreement.

10.4        Non-transferability of Incentives. No stock option, SAR, restricted stock, restricted stock unit or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.5        Effect of Termination or Death. In the event that a Participant ceases to be an Employee Director, or Consultant for any reason, including death or disability, any Incentives may be exercised (or payments or shares may be delivered thereunder) or shall expire at such times as may be determined by the Board and, if applicable, set forth in the Incentive Agreement.

10.6        Investment Assurances. Additional Condition. Notwithstanding anything in this Plan to the contrary, the Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Incentive, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Incentive; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Incentive for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Incentive has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock. If at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.7        Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Board. The Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8        Withholding. Unless prohibited by the terms of an Incentive Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Incentive by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Incentive; provided, however that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Incentive as a liability for financial accounting purposes); (iii) withholding cash from an Incentive settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Incentive Agreement. If a Participant desires and the Board permits, the Participant may satisfy its obligation to pay to the Company the amount required to be withheld by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the maximum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”). Each Election must be made prior to the Tax Date. The Board may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9        No Continued Employment, Engagement or Right to Corporate Assets. Nothing in the Plan, any Incentive Agreement or any other instrument executed thereunder or in connection with any Incentive granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Incentive was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be. Nothing contained in the Plan shall be construed as giving an Employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10      Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Incentive to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Incentive that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Incentive that is so reduced or extended.

10.11      Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

10.12      Deferral Permitted. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Incentive may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A.

10.13      Amendment of the Plan. The Board may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time as it deems necessary or advisable; provided however any amendment or modification that (a) increases the total number of shares available for issuance pursuant to Incentives granted under the Plan (except as contemplated by the provisions of Section 9.1 relating to Capitalization Adjustments), (b) deletes or limits the provisions of Section 2.6 (Cancellation and Re-Grant of Incentives), or (c) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or fisting requirement, shall be subject to approval by the Company’s shareholders. Except as provided in the Plan (including Section 2.2(g)) or an Incentive Agreement, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair a Participant’s rights under an outstanding Incentive without his or her written consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Board determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Incentive.

10.14      Code Section 409A Provisions. Unless otherwise expressly provided for in an Incentive Agreement, the Plan and Incentive Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Incentives granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Incentive granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Incentive Agreement evidencing such Incentive will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Incentive Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Incentive Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Incentive Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Incentive that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

10.15      Clawback Policy. All Incentives granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Incentive Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

11.          Additional Definitions.

11.1        Affiliate. “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

11.2        Capitalization Adjustment. A “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Incentive after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

11.3        Change in Control. A “Change in Control” means any of the following:

(a)         Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”)• provided, however, that, for purposes of this Section 11.3, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition pursuant to a transaction that complies with Sections 11.3(3)(1), 11.3(b)(2) and 11.3(b)(3);

(b)         Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board (defined below) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(c)         Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(d)         Individuals who, as of the effective date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Incentives subject to such agreement; provided however that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply; provided, further, that no Change in Control shall be deemed to occur upon announcement or commencement of a tender offer or upon a potential takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of the Company or “a change in the ownership of a substantial portion of the assets of the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

11.4        Corporate Transaction. “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a)         a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(b)         a sale or other disposition of at least 90% of the outstanding securities of the Company;

(c)         a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d)         a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of’ the Company or “a change in the ownership of a substantial portion of the assets of the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

11.5        Employee. “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

11.6        Consultant. “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act of 1933 is available to register either the offer or the sale of the Company’s securities to such person.

11.7        Director. “Director” means a member of the Board.

11.8        Effective Date. “Effective Date” means the effective date of this Plan document, which is the date on which this Plan is approved by the Company’s Board.

11.9        Fair Market Value. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a)         If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be (i) the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable, or (ii) such other method of determining the fair market value of a share of Common Stock that complies with the requirements of Section 409A of the Code.

(b)         Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(c)         In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

11.10      Incentive Stock Option. Incentive Stock Option” means a stock option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

11.11      Performance Criteria. “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Incentive is not intended to comply with the Section 162(m) Exception, other measures of performance selected by the Board.

11.12      Performance Goals. “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

11.13      Performance Period. “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Incentive. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

11.14      “Section 162(m) Exception” means the exception under 162(m) of the Code for “qualified performance-based compensation,” as such exception existed for taxable years beginning prior to January 1, 2018 before the amendments made to Section 162(m) of the Code by the Tax Cuts and Jobs Act of 2017 (TCJA). The TCJA provides for a transition rule that excludes compensation arrangements which are payable pursuant to a written binding contract, were in effect on or before November 2, 2017 and have not been materially modified after such date.

11.15      Transaction Proceeds Per Share. “Transaction Proceeds Per Share” in connection with a Change in Control shall mean the cash plus the Fair Market Value of the non-cash consideration to be received per share by the shareholders of the Company upon the occurrence of the transaction.

Notice of Internet Availability of Proxy Materials, with Proxy Cards

ENSERVCO VOTE

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Online

Go to **www.investorvote.com/ENSV** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 12:00 a.m. MST on August 21, 2024.

Shareholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Enservco Corporation Shareholder Meeting to be Held on August 21, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and 2023 annual report to shareholders are available at http://www.edocumentview.com/ENSV

www.investorvote.com/ENSV

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Step 1: Go to **www.investorvote.com/ENSV.**
Step 2: Click on the icon on the right to view meeting materials.
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2 N O T C O Y

040FHA

Shareholder Meeting Notice

Enservco Corporation's Annual Meeting of Shareholders will be held on August 21, 2024 at the Company's headquarters, 14133 County Road 9 1/2, Longmont, CO 80504, at 10:00 a.m. Mountain Standard Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR each of Proposal Nos. 2, 3, 4 and 5.

1. Election of Directors:
   01 - Robert S. Herlin
   02 - William A. Jolly
   03 - Kevin Chesser
   04 - Marc A. Kramer
   05 - Richard A. Murphy
2. To approve an amendment to the 2016 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance by 3,466,666 shares;
3. To approve and adopt an amendment to our second amended and restated Certificate of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our shares of common stock issued and outstanding or reserved per issuance, at an exchange ratio of not less than 1-for-10 and not greater than 1-for-25, such exchange ratio to be determined by our Board of Directors in its sole discretion;
4. To ratify and approve the appointment of Pannell Kerr Forester of Texas, P.C. as Enservco's independent registered accounting firm for the fiscal year ended December 31, 2024;
5. To approve, on an advisory basis, the compensation of the named executive officers.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

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– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Enservco Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by August 9, 2024.

ENSERVCO

VOTE

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Your vote matters – here's how to vote!

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2024 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR each of Proposal Nos. 2, 3, 4 and 5.

1. Election of Directors

Nominee	For	Against	Abstain
01 - Robert S. Herlin	☐	☐	☐
02 - William A. Jolly	☐	☐	☐
03 - Kevin Chesser	☐	☐	☐
04 - Marc A. Kramer	☐	☐	☐
05 - Richard A. Murphy	☐	☐	☐

Proposal	For	Against	Abstain
2. To approve an amendment to the 2016 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance by 3,466,666 shares;	☐	☐	☐
3. To approve and adopt an amendment to our second amended and restated Certificate of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our shares of common stock issued and outstanding or reserved per issuance, at an exchange ratio of not less than 1-for-10 and not greater than 1-for-25, such exchange ratio to be determined by our Board of Directors in its sole discretion;	☐	☐	☐
4. To ratify and approve the appointment of Pannell Kerr Forester of Texas, P.C. as Enservco's independent registered accounting firm for the fiscal year ended December 31, 2024;	☐	☐	☐
5. To approve, on an advisory basis, the compensation of the named executive officers.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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040FFA

2024 Annual Meeting of ENSERVCO Corporation Shareholders

August 21, 2024, 10:00 a.m. MST
14133 County Road 9 1/2
Longmont, CO 80504

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/ENSV

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ENSERVCO Corporation

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Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — August 21, 2024

Richard A. Murphy, Chief Executive Officer, and Mark Patterson, Chief Financial Officer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Enservco Corporation to be held on August 21, 2024, or at any postponement or adjournment thereof.

When properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors' recommendations.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.

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ENSERVCO VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR each of Proposal Nos. 2, 3, 4 and 5.

1. Election of Directors

Nominee	For	Against	Abstain
01 - Robert S. Herlin	☐	☐	☐
02 - William A. Jolly	☐	☐	☐
03 - Kevin Chesser	☐	☐	☐
04 - Marc A. Kramer	☐	☐	☐
05 - Richard A. Murphy	☐	☐	☐

Proposal	For	Against	Abstain
2. To approve an amendment to the 2016 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance by 3,466,666 shares;	☐	☐	☐
3. To approve and adopt an amendment to our second amended and restated Certificate of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our shares of common stock issued and outstanding or reserved per issuance, at an exchange ratio of not less than 1-for-10 and not greater than 1-for-25, such exchange ratio to be determined by our Board of Directors in its sole discretion;	☐	☐	☐
4. To ratify and approve the appointment of Pannell Kerr Forester of Texas, P.C. as Enservco's independent registered accounting firm for the fiscal year ended December 31, 2024;	☐	☐	☐
5. To approve, on an advisory basis, the compensation of the named executive officers.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/ENSV

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ENSERVCO Corporation

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — August 21, 2024

Richard A. Murphy, Chief Executive Officer, and Mark Patterson, Chief Financial Officer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Enservco Corporation to be held on August 21, 2024, or at any postponement or adjournment thereof.

When properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors' recommendations.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(Items to be voted appear on reverse side)